2
CHAR1\531972_  3
CHAR1\531972_  3
                      FOURTH AMENDMENT TO CREDIT AGREEMENT

     This Amendment, dated as of April 24, 2000 (this "Amendment") is entered into by and among Policy Management Systems Corporation, a South Carolina corporation (the "Borrower"), the financial institutions parties to this Agreement (collectively, the "Banks"; individually, a "Bank") and Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as Agent (the "Agent").
                                    RECITALS
                                    --------

     The Borrower, the Agent and the Banks are parties to a Credit Agreement dated as of August 8, 1997, as amended by a First Amendment to Credit Agreement dated as of November 5, 1999, as further amended by a Second Amendment to Credit Agreement dated as of February 10, 2000, as further amended by a Third Amendment to Credit Agreement dated as of March 30, 2000 (the "Credit Agreement") pursuant to which the Banks extended a revolving facility. Capitalized terms used and not otherwise defined or amended in this Amendment shall have the meanings respectively assigned to them in the Credit Agreement.

     The Borrower has requested that the Banks modify certain provisions of the Credit Agreement and the Banks have agreed to do so, all upon the terms and provisions and subject to the conditions hereinafter set forth.
                                    AGREEMENT
                                    ---------

     In consideration of the foregoing and the mutual covenants and agreement hereinafter set forth, the parties hereto mutually agree as follows:

A.     AMENDMENTS
       ----------

1.     Amendment  of  Section  1.1.  (a)     The  definition  of  "Consolidated
       ---------------------------
Adjusted Cash Flow" is hereby amended by adding the following sentence to the end thereof:

For the purposes of Section 5.22 only, Consolidated Adjusted Cash Flow shall be measured on a quarterly basis.

(b) The definition of "Consolidated Net Income" is hereby amended by adding the following sentence to the end thereof:

For the purposes of Section 5.22 only, Consolidated Net Income shall be measured on a quarterly basis.

     2.     Amendment  of Section 5.11.  Section 5.11 of the Credit Agreement is
            --------------------------
hereby  amended  and  restated  as  follows:

Leverage  Ratio.  The  Borrower  shall  not  be required to maintain any certain
---------------
Leverage  Ratio  at  any time from March 31, 2000 through and including December
-----
30,  2000.  The  Borrower  will  not  permit the Leverage Ratio at any time from
--
December  31,  2000  and  thereafter,  to  exceed  2.5:1.0.
--

     3.     Addition of New Section 5.22.  A new Section 5.22 is hereby added as
            ----------------------------
follows:

SECTION  5.22.  Consolidated  Adjusted  Cash  Flow.
                ----------------------------------

------

Consolidated  Adjusted  Cash Flow. The Borrower will cause Consolidated Adjusted
---------------------------------
Cash  Flow  minus  Capital Expenditures to equal or exceed the following amounts
-           -----
for the quarterly period ending on each of the following dates: March 31, 2000, ($2,000,000), (ii) June 30, 2000, $15,000,000, and (iii) September 30, 2000,
$30,000,000.

B.     REPRESENTATIONS  AND  WARRANTIES
       --------------------------------

     The  Borrower  hereby  represents and warrants to the Agent and Banks that:

     1. After giving effect to this Amendment, no Event of Default specified in the Credit Agreement and no event which with notice or lapse of time or both would become such an Event of Default has occurred and is continuing;

     2. After giving effect to this Amendment, the representations and warranties of the Borrower pursuant to the Credit Agreement are true on and as of the date hereof as if made on and as of said date; and

     3. The making and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action.

C.     EFFECTIVENESS;  CONDITIONS
       --------------------------

     This Amendment will become effective as of March 31, 2000 upon execution by the Required Banks (the "Effective Date"). The Borrower shall provide to the
Agent  in  form  and  substance  satisfactory  to  the  Agent,  the  following:

     1.     Execution  of  Counterparts  of  Amendment.  The  Agent  shall  have
            ------------------------------------------
received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors (other than Policy Management Systems Investments, Inc., whose executed counterpart shall not be required to be delivered to the Agent until April 30, 2000), the Banks and the Agent.

     2.     Other  Items.  The  Agent  shall have received such other documents,
            ------------
agreements  or  information  which  may  be  reasonably  requested by the Agent.

D.     MISCELLANEOUS
       -------------

     1. This Amendment may be signed in any number of counterparts, each of which shall be an original, with same effect as if the signatures thereto and hereto were upon the same instrument.

     2. Except as herein specifically amended, all terms, covenants and provisions of the Credit Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions and all references therein or in the Exhibits shall henceforth refer to the Credit Agreement as amended by this Amendment.

     3. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written.

     POLICY  MANAGEMENT  SYSTEMS
CORPORATION

By:_/S/  Stephen  G.  Morrison
    --------------------------
Title:  Executive  Vice  President
        --------------------------
        and  General  Counsel
        ---------------------

BANK  OF  AMERICA,  N.A.

By:/S/  Michael  J.  McKenney
   --------------------------
Title:   Managing  Director
       --------------------


WACHOVIA  BANK,  N.A.

By:/S/  Donald  E.  Sellers,  Jr.
   ------------------------------
Title:  Vice  President
       ----------------


FIRST  UNION  NATIONAL  BANK

By:/S/  Franklin  M.  Wesssinger
   -----------------------------
Title:  Senior  Vice  President
        -----------------------

DEUTSCHE  BANK  AG,  NEW  YORK
BRANCH  AND/OR  CAYMAN  ISLANDS
BRANCH

By:
Title:
By:
Title:

DAI-ICHI  KANGYO  BANK,  LTD.


By:     /S/  Nelson  Chang
        ------------------
Title:  Assistant  Vice  President
        --------------------------


THE  FUJI  BANK,  LIMITED

By:
Title:

ACKNOWLEDGED  AND  AGREED:

POLICY  MANAGEMENT  SYSTEMS
  CORPORATION
CYBERTEK  CORPORATION
PMSC  LIMITED
CYBERTEK  SOLUTIONS,  L.P.
By:  POLICY  MANAGEMENT
SYSTEMS  CORPORATION;
Its  General  Partner
THE  LEVERAGE  GROUP

By:  /S/  Stephen  G.  Morrison
     --------------------------
Title:     Secretary
           ---------


BANK  OF  AMERICA,  N.A.

By:/S/  Michael  J.  McKenney
   --------------------------
Title:   Managing  Director
       --------------------



ACKNOWLEDGED  AND  AGREED:

POLICY  MANAGEMENT  SYSTEMS
  INVESTMENTS,  INC.


By:  /S/  Elizabeth  Powers
   ------------------------
Title:     President
           ---------